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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

        Date of Report (Date of earliest event reported): APRIL 16, 2001


                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)


             DELAWARE                 000-22433          75-2692967
    (State or other jurisdiction     (Commission       (IRS Employer
         of incorporation)           File Number)    Identification No.)

                            6300 BRIDGEPOINT PARKWAY
                             BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS  78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code:  (512) 427-3300


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Item  5.  OTHER  EVENTS.

     On April 16, 2001, Brigham Exploration Company ("Brigham") announced its third consecutive Frio bright spot discovery, other recent drilling discoveries, and the spud of a high impact test offsetting its Home Run Field in Brooks County, Texas. A copy of Brigham's press release that provided these announcements is attached hereto as Exhibit 99.1.


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Item  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          (c)     Exhibits

          Item               Exhibit
          ----               -------

          99.1*              Press  Release  dated
                             April  16,  2001.

_______
*  filed  herewith.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          BRIGHAM  EXPLORATION  COMPANY


Date:  April 16, 2001                By:  /s/ Curtis F. Harrell
                                          ------------------------
                                          Curtis  F.  Harrell
                                          Chief  Financial  Officer


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                                INDEX TO EXHIBITS

                  Item Number              Exhibit
                  -----------              -------

                  99.1*                 Press  Release  dated
                                        April  16,  2001.


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